================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 26, 1999


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1999-2)


                                SUPERIOR BANK FSB
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     United States                  333-61691                  36-1414142
- -----------------------------      ------------           ----------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
    of Incorporation)               File Number)          Identification Number)


  One Lincoln Centre
Oakbrook Terrace, Illinois                                        60181
- ---------------------------                               ----------------------
 (Address of Principal                                          (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (630) 916-4000


================================================================================

Item 5. Other Events

     On September 26, 1999 (a "Remittance Date") a scheduled remittance was made to the Certificateholders with respect to AFC Mortgage Loan Asset Backed Certificates, Series 1999-2, issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1999, among Superior Bank FSB., as Depositor and Servicer and LaSalle National Bank, as Trustee. The information contained in the Servicer's Monthly Remittance Report to the Trustee, which shall be forwarded by the Trustee to the Certificateholders, is attached hereto as Exhibit 21.1 and is incorporated herein by reference.

     Capitalized terms used herein and not defined shall have the same meanings ascribed to them in the Pooling and Servicing Agreement.

     Items 2 through 4 and Items 6 and 8 are not included because they are not applicable.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

            21.1  Monthly Remittance Report for the month of September, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SUPERIOR BANK F.S.B.


                                            By: /s/ WILLIAM C. BRACKEN
                                                --------------------------------
                                                Name:  William C. Bracken
                                                Title: Senior Vice President

Dated: September 26, 1999

                                 EXHIBITS TABLE


     21.1   Monthly Remittance Report for the month of September, 1999.

                                  EXHIBIT 21.1

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK--FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for September 27, 1999, the Remittance date.

                       Due period ended: September 1, 1999


   1 Total Actual Principal Collections                               2,798,767.14
   2 Total Permanent Buydown Companion Principal                         36,109.88
   3 Total Actual Interest Collections                                2,926,760.71
   4 Less Service Fees Service Fees Previously Remitted                 176,739.84
                                                                      ------------
   5 Additional Proceeds                                                      0.00
   6      Total Collections:                                          5,584,897.89

   7 Pre-Funding Account Transfer                                             0.00
   8 Interest Coverage Account Transfer                                       0.00
   9 Deferred Interest Coverage Account Transfer                         44,730.42
                                                                      ------------
  10      Aggregate Amount Received:                                  5,629,628.31

     Monthly Advances

  11 Interest Advance                                                   414,137.83
  12 Compensating Interest                                                9,466.25
  13 Amounts Held for Future Distributions                                    0.00
  14 Cross Collateral Deposit                                                 0.00
  15 Reserve Withdrawal per Sec. 6.14c                                        0.00
                                                                      ------------
  16      Available Remittance Amount:                                6,053,232.39

  17 Service Fees                                                         2,706.13
  18 Expense Account Deposit:                                             3,051.27
                                                                      ------------
  19      Adjusted Remittance Amount:                                 6,047,474.99

     Remaining Amount Available:

  20           Adjusted Remittance Amount                             6,047,474.99
  21           Insured Payments                                               0.00
  22           Monthly Premium @ 20 bp
                  due Certificate Insurer                                61,025.40
  23           Cross Collateral Withdrawal                                    0.00
  24           Class Remittance Amounts                               5,986,449.59
  25           Non-Recoverable Advances not
                  Previously Reimbursed                                       0.00
                                                                      ------------
     Total Remaining Amount Available:                                        0.00
                                                                      ============

     Amount of Reimbursements Pursuant to Sec. 5.04
  26      Servicing Fee                                                       0.00
  27      Monthly Advances and Servicer Advances                              0.00
  28      Other Mortgage Payments                                             0.00
  29      Interest Earned on P&I Deposits                                     0.00
  30      Additional Servicing Compensation                                   0.00


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK--FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for September 27, 1999, the Remittance date.

                       Due period ended: September 1, 1999



                                                                            Total                    Class 1A               Class R
                                                                            -----                    ---------              -------
  31 Loans Outstanding - BOM                                                 6601
  32 Original Loan Balance                                          378,868,726.90             378,868,726.90
  33 Original Permanent Buydown Companion Loan Balance                2,305,704.84               2,305,704.84
  34 Pre-Funding Account Balance                                              0.00                       0.00
  35 Additional Principal Reduction, LTD                             12,187,175.95              12,187,175.95
  36 Realized Losses, LTD                                                     0.00                       0.00
  37 Permanent Buydown Companion Loan Losses, LTD                             0.00                       0.00
  38 Carryforward Amount                                                      0.00                       0.00
  39 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                                       0.00                       0.00
                                                                    ----------------------------------------------------------------
  40 Total Class Principal Balance                                  368,987,255.79             368,987,255.79
  41      Pool Factor per Loan Balance                                 101.0316605%               101.0316605%
  42      Pool Factor per Class Balance                                 98.3966015%                98.3966015%
  43 Excess Spread                                                            0.00                                             0.00
  44 Cross Collateral Withdrawal                                              0.00                                             0.00
  45 Cross Collateral Deposit                                                 0.00                       0.00
  46 Additional Principal due Class A                                 1,207,125.04               1,207,125.04
  47 Interest Remittance @ Pass-Through Rates                         1,944,447.53               1,944,447.53

     PRINCIPAL ADDITIONS:
  48           Number of loans                                                   0                          0
  49           Transfers from Pre-Funding Account                             0.00                       0.00

     PRINCIPAL REDUCTIONS:

  50           Prepayments - Number                                             41                         41
  51           Prepayments - Dollar                                   2,343,070.65               2,343,070.65
  52           Delinquent Loans Repurchased - Number                             0                       0.00
  53           Delinquent Loans Repurchased - Dollar                          0.00                       0.00
  54           Net Liquidation Proceeds                                       0.00                       0.00
  55           Curtailments                                              67,457.83                  67,457.83
  56           Normal and Excess Payments                               388,238.66                 388,238.66
     Permanent Buydown Companion Principal                               36,109.88                  36,109.88
  57           Pre-Funding Account Transfer                                   0.00                       0.00
                                                                     ---------------------------------------------------------------
  58 Total Principal Remittance                                       2,834,877.02               2,834,877.02
  59 Additional Principal Reduction                                   1,207,125.04               1,207,125.04
                                                                     ---------------------------------------------------------------
  60 Total Remittance                                                 5,986,449.59               5,986,449.59                  0.00
                                                                     ===============================================================
  61 Current Month Realized Loss - Number                                        0                                                0
  62 Current Month Realized Loss - Dollar                                     0.00                                             0.00
  63 Current Month Permanent Buydown Companion Loan
            Realized Loss - Dollar                                            0.00                                             0.00

     CLASS PRINCIPAL BALANCE - EOM

  64 Loans Outstanding - EOM                                                 6560
  65 Closing Loan Balance                                           376,069,959.76             376,069,959.76
  66 Closing Permanent Buydown Companion Loan Balance                 2,269,594.96               2,269,594.96
  67 Pre-Funding Account Balance                                              0.00                       0.00
  68 Additional Principal Reduction, LTD                             13,394,300.99              13,394,300.99
  69 Realized losses, LTD                                                     0.00                       0.00
  70 Permanent Buydown Companion Loan Losses, LTD                             0.00
  71 Aggregate Unpaid Principal Balance of Delinquent
  72    Loans Repurchased per Sec. 5.11                                       0.00                       0.00
                                                                    ----------------------------------------------------------------
  73 Total Class Principal Balance                                  364,945,253.73             364,945,253.73
  74      Pool Factor per Loan Balance                                 100.2853226%               100.2853226%
  75      Pool Factor per Class Balance                                 97.3187343%                97.3187343%


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK--FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for September 27, 1999, the Remittance date.

                       Due period ended: September 1, 1999


                                                                        Total                     Class A-1
                                                                        -----                     ---------
  76 Weighted Note Rate - THIS Remittance                             10.83607%
  77 Weighted Note Rate - NEXT Remittance                             10.83228%

  78 Related Remittance Period for Libor Rate                         25-Aug-99                     thru                  26-Sep-99
  79 Days in Related Period                                              33

  80 Pass-Through Rates                                                                           5.74875%

  81 Weighted Average Remaining Term                                   252.06

  82 Original Pool - Principal Balance                              248,139,272.81             248,139,272.81
  83 Original Pool - Permanent Buydown Companion Balance              2,377,695.39               2,377,695.39
  84 Original Pool - Pre-Funding Account                            133,928,990.05             133,928,990.05
  85 Original Pool - Additional Principal Reduction                   9,445,958.25               9,445,958.25
                                                                  ------------------------------------------------------------------
  86 Original Pool Total                                            375,000,000.00             375,000,000.00
  87 Original Pool - Number of Loans                                       4310

- ------------------------------------------------------------------------------------------------------------------------------------

     CLASS A OVERCOLLATERALIZATION RECONCILIATION
     --------------------------------------------
                                                                  Beg.of Month                 Current Month            End of Month
                                                                  ------------------------------------------------------------------
  88 Additional Principal Reduction, LTD                             12,187,175.95               1,207,125.04          13,394,300.99
  89 Cross Collateral Deposits                                                0.00                       0.00                   0.00
  90 Realized Losses, LTD                                                     0.00                       0.00                   0.00
  91 Permanent Buydown Companion Loan Losses, LTD                             0.00                       0.00                   0.00
                                                                  ------------------------------------------------------------------
  92 Overcollateralization of Principal                              12,187,175.95               1,207,125.04          13,394,300.99
                                                                  ==================================================================
  93 Base Overcollateralization Required                                                                               26,171,676.01
  94 Required Overcollateralization Amount                                                                             26,171,676.01

     CURRENT MONTH SUBORDINATED AMOUNT                            Beg.of Month                 Current Month            End of Month
     ---------------------------------                            ------------------------------------------------------------------
  95 Original Subordinated Amount                                    45,848,191.54                 N/A                 45,848,191.54
  96 Less: Cumulative Realized Losses (excluding
         Permanent Buydown Companion Loans)                                   0.00                       0.00                   0.00
  97 Plus: Cumulative Additional Proceeds                                     0.00                       0.00                   0.00
                                                                  ------------------------------------------------------------------
  98 Current Subordinated Amount                                     45,848,191.54                                     45,848,191.54
                                                                  ==================================================================
     NONRECOVERABLE ADVANCE RECONCILIATION
     -------------------------------------
  99 Beginning of Month                                                                                  0.00
 100 Current Month Unpaid Nonrecoverable Advance                                                         0.00
 101 Less: Current Month Reimbursement                                                                   0.00
                                                                                              ---------------
 102 End of Month                                                                                        0.00


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK--FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for September 27, 1999, the Remittance date.

                       Due period ended: September 1, 1999


                                                                       Total                     Class A1
                                                                       -----                     --------
 103 Total Class Principal - Original Pool                         $375,000,000.00            $375,000,000.00
 104 Interest Remittance Amount                                       1,944,447.53               1,944,447.53
 105 Interest Rate Factor / 1000                                          5.185193                   5.185193

 106 Total Principal Collections                                      2,834,877.02               2,834,877.02
 107 Prefunding Account Transfer                                              0.00                       0.00
 108 Additional Principal Reduction                                   1,207,125.04               1,207,125.04
                                                                   ------------------------------------------
 109 Principal Remittance Amount                                      4,042,002.06               4,042,002.06
 110 Principal Payment Factor/1000                                       10.778672                  10.778672
 111 Principal Factor                                                   973.187344                 973.187344

 112 Prior Month Principal Factor                                       983.966016                 983.966016



                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK--FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2 for September 27, 1999, the Remittance date.

                       Due period ended: September 1, 1999

    1 Total Actual Principal Collections                        2,953,879.54
    3 Total Actual Interest Collections                         2,355,018.62
    4 Less Service Fees Service Fees Previously Remitted          142,261.83
    5 Additional Proceeds
                                                                -------------
    6      Total Collections:                                   5,166,636.33

    7 Pre-Funding Account Transfer                                      0.00
    8 Interest Coverage Account Transfer                                0.00
    9 Deferred Interest Coverage Account Transfer                  37,173.94
                                                                -------------
   10      Aggregate Amount Received:                           5,203,810.27

      Monthly Advances

   11 Interest Advance                                            504,363.89
   12 Compensating Interest                                         7,417.26
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                                -------------
   16      Available Remittance Amount:                         5,715,591.42

   17 Service Fees                                                  2,256.67
   18 Expense Account Deposit:                                      2,629.59
                                                                -------------
   19      Adjusted Remittance Amount:                          5,710,705.16

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      5,710,705.16
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         52,591.89
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        5,658,113.27
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                                ------------
      Total Remaining Amount Available:                                 0.00
                                                                =============

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK--FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2 for September 27, 1999, the Remittance date.

                       Due period ended: September 1, 1999

                                                                  Total             Class 1A                Class R
                                                                  -----             --------                -------
   31 Loans Outstanding - BOM                                           3647
   32 Original Loan Balance                                   327,930,027.46      327,930,027.46
   34 Pre-Funding Account Balance                                       0.00                0.00
   35 Initial Overcollateralization                             9,424,782.22        9,424,782.22
   36 Realized Losses, LTD                                              0.00                0.00
   38 Carryforward Amount                                               0.00                0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00                0.00
                                                              ---------------------------------------------------
   40 Total Class Principal Balance                           318,505,245.24      318,505,245.24
   41      Pool Factor per Loan Balance                         100.9015469%        100.9015469%
   42      Pool Factor per Class Balance                         98.0016139%         98.0016139%
   43 Excess Spread                                                     0.00                                 0.00
   44 Cross Collateral Withdrawal                                       0.00                                 0.00
   45 Cross Collateral Deposit                                          0.00                0.00
   46 Additional Principal due Class A                          1,072,524.72        1,072,524.72
   47 Interest Remittance @ Pass-Through Rates                  1,631,709.01        1,631,709.01

      PRINCIPAL ADDITIONS:
   48           Number of loans                                            0                   0
   49           Transfers from Pre-Funding Account                      0.00                0.00

      PRINCIPAL REDUCTIONS:

   50           Prepayments - Number                                      25                  25
   51           Prepayments - Dollar                            2,407,687.91        2,407,687.91
   52           Delinquent Loans Repurchased - Number                      0                0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00                0.00
   54           Net Liquidation Proceeds                                0.00                0.00
   55           Curtailments                                      418,060.56          418,060.56
   56           Normal and Excess Payments                        128,131.07          128,131.07
      Permanent Buydown Companion Principal                             0.00                0.00
   57           Pre-Funding Account Transfer                            0.00                0.00
                                                              ---------------------------------------------------
   58 Total Principal Remittance                                2,953,879.54        2,953,879.54
   59 Additional Principal Reduction                            1,072,524.72        1,072,524.72
                                                              ---------------------------------------------------
   60 Total Remittance                                          5,658,113.27        5,658,113.27             0.00
                                                              ===================================================
   61 Current Month Realized Loss - Number                                 0                                    0
   62 Current Month Realized Loss - Dollar                              0.00                                 0.00

      CLASS PRINCIPAL BALANCE - EOM

   64 Loans Outstanding - EOM                                           3622
   65 Closing Loan Balance                                    324,976,147.92      324,976,147.92
   67 Pre-Funding Account Balance                                       0.00                0.00
   68 Additional Principal Reduction, LTD                      10,497,306.94       10,497,306.94
   69 Realized losses, LTD                                              0.00                0.00
   70 Permanent Buydown Companion Loan Losses, LTD                      0.00
   71 Aggregate Unpaid Principal Balance of Delinquent
   72    Loans Repurchased per Sec. 5.11                                0.00                0.00
                                                              ---------------------------------------------------
   73 Total Class Principal Balance                           314,478,840.98      314,478,840.98
   74      Pool Factor per Loan Balance                          99.9926609%         99.9926609%
   75      Pool Factor per Class Balance                         96.7627203%         96.7627203%


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK--FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2 for September 27, 1999, the Remittance date.

                       Due period ended: September 1, 1999

                                                                Total             Class A-1
                                                                -----             ---------
   76 Weighted Note Rate - THIS Remittance                   10.74981 %
   77 Weighted Note Rate - NEXT Remittance                    10.74802%

   78 Related Remittance Period for Libor Rate                25-Aug-99             thru            26-Sep-99
   79 Days in Related Period                                     33

   80 Pass-Through Rates                                                          5.58875%

   81 Weighted Average Remaining Term                          355.24

   82 Original Pool - Principal Balance                       213,783,852.37      213,783,852.37
   83 Original Pool - Permanent Buydown Companion Balance               0.00                0.00
   84 Original Pool - Pre-Funding Account                     118,187,547.02      118,187,547.02
   85 Original Pool - Additional Principal Reduction            6,971,399.39        6,971,399.39
                                                              ----------------------------------------------------
   86 Original Pool Total                                     325,000,000.00      325,000,000.00
   87 Original Pool - Number of Loans                           2363

- ------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                               Beg.of Month        Current Month      End of Month
                                                              ----------------------------------------------------
   88 Additional Principal Reduction, LTD                       9,424,782.22        1,072,524.72    10,497,306.94
   89 Cross Collateral Deposits                                         0.00                0.00             0.00
   90 Realized Losses, LTD                                              0.00                0.00             0.00
   91 Permanent Buydown Companion Loan Losses, LTD                      0.00                0.00             0.00
                                                              ----------------------------------------------------
   92 Overcollateralization of Principal                        9,424,782.22        1,072,524.72    10,497,306.94
                                                              ====================================================
   93 Base Overcollateralization Required                                                           19,586,312.56
   94 Required Overcollateralization Amount                                                         19,586,312.56

      CURRENT MONTH SUBORDINATED AMOUNT                        Beg.of Month        Current Month      End of Month
                                                              ----------------------------------------------------
   95 Original Subordinated Amount                             41,496,424.92         N/A            41,496,424.92
   96 Less: Cumulative Realized Losses (excluding
          Permanent Buydown Companion Loans)                            0.00                0.00             0.00
   97 Plus: Cumulative Additional Proceeds                              0.00                0.00             0.00
                                                              ----------------------------------------------------
   98 Current Subordinated Amount                              41,496,424.92                        41,496,424.92
                                                              ====================================================

      NONRECOVERABLE ADVANCE RECONCILIATION

   99 Beginning of Month                                                                    0.00
  100 Current Month Unpaid Nonrecoverable Advance                                           0.00
  101 Less: Current Month Reimbursement                                                     0.00
                                                                                   --------------
  102 End of Month                                                                          0.00


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK--FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2 for September 27, 1999, the Remittance date.

                       Due period ended: September 1, 1999

                                                                      Class
                                                   Total                A1
                                               ---------------------------------

  103 Total Class Principal - Original Pool    $325,000,000.00  $325,000,000.00
  104 Interest Remittance Amount                  1,631,709.01     1,631,709.01
  105 Interest Rate Factor / 1000                     5.020643         5.020643

  106 Total Principal Collections                 2,953,879.54     2,953,879.54
  107 Prefunding Account Transfer                         0.00             0.00
  108 Additional Principal Reduction              1,072,524.72     1,072,524.72
                                               ---------------------------------
  109 Principal Remittance Amount                 4,026,404.26     4,026,404.26
  110 Principal Payment Factor/1000                  12.388936        12.388936
  111 Principal Factor                              967.627203       967.627203

  112 Prior Month Principal Factor                  980.016139       980.016139